

clene.com

CLENE

NASDAQ: CLNN

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

Building the Clinical Case for Neuroprotection & Remyelination

RepairPD
RepairMS



RESCUEALS



HEALEY ALS Platform Trial



VISIONARY-MS STUDY



Demonstrated brain target engagement in early PD and stable relapsing MS patients

CNM-Au8 treatment resulted in statistically significant survival benefit of 75% decreased risk of death through 3.5 years

CNM-Au8 demonstrated a >90% reduction in risk of death or permanently assisted ventilation for the 30 mg dose at 24 weeks

CNM-Au8 demonstrated global neurological improvement in stable relapsing MS **as an adjunct** to immunomodulatory DMTs



Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain's Ability To Produce Energy

Brain Energy Potential Declines With Normal Aging


NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

~0.5% NAD+/NADH unit decline per decade

(~0.13 mV units per year by 31P-MRS Imaging)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old;
Open squares = individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure


PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

Energetic impairments in the CNS both pre-dispose and drive progression in neurodegenerative diseases

Zhu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

CNM-Au8® | Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization

CNM-Au8 Nanocrystals

Clean Surfaced, Highly Faceted Shapes





CNM-Au8 Nanocrystal Suspension

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

=

Improved Energy Production and Utilization



By targeting energy metabolism, CNM-Au8 may protect neuronal health

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

Significant Global Opportunity for Treatment in Combination with Standard of Care

Motor Neuron Disease (ALS, Other Orphan Disorders)

ALS PATIENTS IN US & EU ~40K[1]

$1B GLOBAL SALES BY 2029[1]

Current drugs are largely ineffective, mostly generic.

2-5 YEARS[2] LIFE EXPECTANCY

100% FATAL

Multiple Sclerosis (MS)

MS PATIENTS GLOBALLY 2.2M

$23B MARKET[3]

Existing treatments only target immunomodulation

EMERGING EVIDENCE THAT EARLY MS IS NEURODEGENERATIVE

Parkinson's Disease (PD)

2ND MOST COMMON DISORDER

$6B PROJECTED BY 2026[4]

No disease-modifying treatments available, only symptom-targeted options

30% OF DOPAMINERGIC NEURONS ARE LOST AT DIAGNOSIS[5]

Urgent unmet need to develop neuroprotective treatment to support cells' energetic efficiency and resilience

[1] Clarivate, DRG, ALS 2020 2. https://pubmed.ncbi.nlm.nih.gov/17974551/ 3. Wasted et al. 2017, doi:10.1038/nrd.2017.107. 4. Parkinson's Market Data Forecast, April 2021. 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725.

Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early Parkinson's and Stable Relapsing MS

Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (^{31}P-MRS)

RepairPD — Early Parkinson's Disease

RepairMS — Stable Relapsing MS

RepairMS — Non-Active Progressive MS (Ongoing)

Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production[1]

1° Endpoint (Integrated PD & MS)[2]



^{31}P-MRS Change in Brain NAD+/NADH Ratio at End of Treatment
Partial Volume Coil; Ratio of NAD+/NADH (% Fraction of NAD+/ % Fraction NADH)
Primary Endpoint, Mean ± SEM (Paired t-test)
Mean change = 0.5891 (10.4%)
p = 0.0371
NAD+/NADH Ratio
8
6
4
2
Baseline NAD+/NADH Ratio
Wk12+ (End of Tx) NAD+/NADH Ratio
n = 24
n = 24

Exploratory (ATP Normalization)



REPAIR Integrated Analysis
^{31}P-MRS Change in β-ATP at End of Treatment
Full Volume Coil ^{31}P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value
Wk12+ (End of Treatment) % Change from Baseline
50
25
0
-25
-50
0.5
0.7
0.9
1.1
Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
r² = 0.711
p = <0.0001
Baseline Peak Area (Concentration)

[1]Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81.; 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022

Clene NANOMEDICINE

Encouraging Efficacy Signals in Phase 2 Trial

Study Objective:

Detect preservation of motor neuron function in people with early ALS as measured by MUNIX

Study Design:

36-week blinded treatment with ongoing long-term open-label follow-up



Bulbar Onset
ALS
(Brainstem)
Primary Endpoint:
Spinal Cord
Lower Motor Neuron
Motor Unit Index
(MUNIX) Sum
Biceps
brachii
+
Abductor
Pollicis
Brevis
+
Abductor
Digiti
Minimi
+
Tibialis
Anterior
Limb Onset
ALS
(Spinal Cord)

1° & 2° Endpoints



Rescue-ALS Primary & Secondary Endpoints
(Wk 36 LS Mean Change ± 95% CI)
MUNIX Sum (% Change)
ITT Population, Primary EP
MUNIX Sum (% Change)
Limb Onset Subset
FVC (% predicted)
ITT Population, Secondary EP
-20
0
20
40
Wk 36 Change vs. Placebo
Favors Placebo
Favors Active

Results favor CNM-Au8 treatment

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

CNM-Au8 Improved Patient Function, QOL, and Slowed Time to ALS Clinical Worsening

RESCUEALS

Phase 2 Study: 36-Week Placebo-Control Treatment Period 1:1 Randomization (Active 30 mg: Placebo); N=45 enrolled with early ALS

Proportion with <6 point decline



ALSFRS-R 6-point Decline Responder
(Proportion free from ≥ 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
p = 0.0350
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg (n=23)
Placebo (n=22)

ALS Specific QOL



ALS Specific Quality of Life-Short Form Total Score
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
LS Mean Difference (95% CI)
ALS Specific Quality of Life-Short Form
Total Score Change (LS Mean)
0.5
0.0
-0.5
-1.0
-1.5
Week-12
LS Mean
Week-24
LS Mean
Week-36
LS Mean
CNM-Au8 30mg (n=23)
Placebo (n=22)
0.9 (0.2, 1.6)
p = 0.0177
12
24
36
Weeks
(Post-Randomization)

ALS Clinical Worsening



ALS Disease Progression
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
Kaplan-Meier Estimate, Percent Event Free
Probability of Event Free Status
100
75
50
25
0
p = 0.0125
ALS clinical worsening defined as:
• Death, or
• Tracheostomy, or
• Non-invasive ventilation, or
• Gastrostomy tube
0
12
24
36
Weeks
(Post-Randomization)
Active, n = 23
Placebo, n = 22
CNM-Au8 30mg
Placebo

clene NANOMEDICINE

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

RESCUEALS OLE | Preserved ALSFRS-R Functional Decline

Early CNM-Au8 Treatment Impacts Long-Term Function Compared to Original Placebo

ALSFRS-R Slope Baseline to Week 48


ALSFRS-R Slope Change to Week 48
Random Slopes Model Post Hoc (Baseline to Week 48 [OLE Week 12])
Slope Difference (SE), Points per Month, n=43 (14-July-2022 Data Cut)
Slope Difference Points/Month (SE) 0.364 (0.149) p= 0.0159
Week 48 Difference: 2.6 points
Double-blind Period
OLE Treatment
Study Week (Post-Randomization)
Active
Placebo

ALSFRS-R Slope Week 60 [OLE Week 24] to Week 120


ALSFRS-R Slope Change in OLE Participants
Random Slopes Model Post Hoc (OLE Week 24 to OLE Week 84 [Week 120])
Slope Difference (SE), Points per Month, n=28 (14-July-2022 Data Cut)
OLE Week 24
Slope Difference Points/Month (SE) 0.397 (0.139) p= 0.0057
Week 120 Difference: 6.0 points
Double-blind Period
Open-label treatment
Study Week (Post-Randomization)
Active
Placebo

ALSFRS-R Slope Summary


ALSFRS-R Rate of Decline (Points per Month)
Random Slopes Model Post Hoc (14-July-2022 Data Cut)
Slope Difference (SE)
Baseline to Week 48
Week 60 to Week 120
Slope Diff (SE) 0.364 (0.149) p = 0.0159
2.6-point difference at Week 48
Slope Diff. (SE) 0.397 (0.139) p = 0.0057
6.0-point difference at Week 120
Worsening
Placebo (BL to Week 48)
Active (BL to Week 48)
Original Placebo (OLE Week 24 to OLE Week 84)
Original Active (OLE Week 24 to OLE Week 84)

- **CNM-Au8 preserved functional decline: ALSFRS-R of 2.6 points at 48 weeks compared to placebo**
- **Early CNM-Au8 treatment preserved long-term ALSFRS-R score by 6.0 points vs. OLE original placebo**

OLE 12-month LPLV data cut of July 14, 2022.

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

RESCUEALS OLE | Reduced Risk of ALS Clinical Worsening

ALS Clinical Worsening Events
Time to Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
RESCUE-ALS Double-Blind & OLE Periods (24-month LPLV data cut)
Proportion Event Free, Kaplan-Meier Analyses



Probability Event Free
100
75
50
25
0
Hazard ratio = 0.478
95% Wald CI = 0.225 to 1.015
Log-rank, p = 0.0494
Double-Blind
Open Label Period
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk

Original CNM-Au8:	23	23	16	11	6	6	6	3
Original Placebo:	22	16	10	9	6	4	4	1

The risk of ALS clinical worsening was decreased 52% for CNM-Au8 compared to placebo in OLE up to 168 weeks

Clinical worsening events included:

- Death,
- Tracheostomy,
- Need for non-invasive ventilatory support, or
- Gastrostomy (feeding) tube placement.

Participants were right-censored at loss of follow-up with OLE withdrawal, as applicable

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

RESCUEALS Survival Benefit vs. Original Placebo up to 3.5 years

Unadjusted Survival Difference: 10.1 Month



Overall Survival (All-Cause Mortality)
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.535
95% Wald CI = 0.254 to 1.12
Log-rank, p = 0.093
Probability of Survival
Double-Blind
Open Label Period
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk	0	24	48	72	96	120	144	168
Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	20	16	13	8	7	7

Cross-Over Adjusted Survival Difference: 19.3 Month



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSTFM, Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
Active
Placebo
Hazard ratio = 0.252
95% Wald CI = 0.106 to 0.597
Bootstrap Log-rank, p < 0.001
Weeks
(Post-Randomization)

No. at Risk	0	24	48	72	96	120	144	168
Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	19	8	1	0	0	0

Data on File, Clene Nanomedicine, Inc.

Consistent Long-Term Survival Benefit Compared to Historical Matched PRO-ACT Placebo Controls


RESCUE-ALS Long-Term Survival
CNM-Au8 Observed Survival vs. PRO-ACT Matched Placebo Controls
Probability of Survival
100
90
80
70
60
40
20
0
Active
PROACT Placebo
Events: Active 12/23 vs. Placebo: 65/322
Log-rank, p-value = 0.157
Covariate adj. HR = 0.300 (95% CI: 0.085 - 0.792)
Covariate adjusted, p-value = 0.030
0
12
24
36
48
60
72
84
Weeks
(Post-Randomization)
At Risk (n)
Active: 23 23 23 23 22 21 21 18
Placebo: 322 317 300 251 231 163 17 0

CNM-Au8 treatment demonstrated a significant survival benefit:

- Follow-up of active compared to matched placebo from PRO-ACT
- 70% decreased risk of death

PRO-ACT contains approximately 12,000 patient records from multiple completed clinical trials.

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 compared to propensity matched placebo controls derived from the PRO-ACT database (n=322). Covariates included: Onset Age, Sex, BMI, Pre-Treatment ALSFRS-R Slope (Delta-FS), ALSFRS-R Total Score, Vital Capacity (% predicted), and Diagnostic Delay (Covariates selected by minimizing AICc).

Data on File, Clene Nanomedicine, Inc.

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Day
-28 to -1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 78
6 WEEKS
EOS
Regimen A (n=160)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Regimen D (n=160)
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo
Phone calls at Weeks 2, 12, 20

1° Change in ALSFRS-R slope adjusted by mortality

Weighted Average of Slope Change & Hazard Ratio

Weighting based on # of Mortality Events

2°
- CAFS (Joint-Rank)
- Slow Vital Capacity
- Survival (Death + PAV)

Exploratory Endpoints

No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R change, CAFS, or SVC (combined 30 & 60 mg doses)

Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175.

Clene NANOMEDICINE

Survival Signal | >90% Reduced Risk of Death with CNM-Au8 30mg

HEALEY ALS Platform Trial

Shared Placebo Across Regimens

CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Full Analysis Set (All Shared Placebo, Regimens A, B, C, D)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
Death Alone
94% Decrease
(Events: 9/162 vs. 1/59)
p = 0.042
94% Decrease
(Events: 6/163 vs. 1/59)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

CNM-Au8 Regimen Only (Regimen C)

CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Efficacy Regimen Only Set (Within Regimen Analysis)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
Death Alone
98% Decrease
(Events: 4/41 vs. 1/59)
p = 0.028
95% Decrease
(Events: 3/41 vs. 1/59)
p = 0.054
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

PAV = Permanently Assisted Ventilation; Prespecified covariate adjustments include: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, (v) age. Events (placebo vs. active). p-values are not adjusted for multiple comparisons; exploratory analyses by dose.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Delayed Time to Clinical Event Summary

CNM-Au8 30mg | Within Regimen Analysis (Primary Model)

HEALEY ALS Platform Trial

CNM-Au8 30mg delayed time to clinical worsening at 6 months

- Death
- Tracheostomy
- Permanent Assisted Ventilation (NIV >22 hours per day)
- Feeding Tube Placement



CNM-Au8 30mg I Clinical Event Risk Reduction
Within Regimen Analysis (Efficacy Regimen Only)
Risk Adjusted Cox Proportional Hazard Model
Percent (%) Hazard Reduction to Week 24 (Double-Blind Period)
Favors Placebo
Favors CNM-Au8
Time to Death or PAV
98%, p= 0.0282
Time to Death Alone
95%, p= 0.0534
Time to Feeding Tube Placement
74%, p= 0.0347
Time to Assisted Ventilation
63%, p= 0.0580
Time to ALS Hospitalization
84%, p= 0.1066
Time to Any Hospitalization
69%, p= 0.0652
Time to Clinical Worsening (w/ any hosp.)
62%, p= 0.0612
Time to Clinical Worsening (w/o hosp.)
74%, p= 0.0347
-50
0
50
100
% Risk Reduction
(1 - Hazard Ratio, 95% CI as Profile Likelihood)

Supportive sensitivity analyses incorporating baseline neurofilament light chain (NfL) levels were similarly robust and resulted in increased effect sizes and smaller nominal p-values.

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, and (v) age.

For the within regimen (ERO) analysis, feeding tube placement was always the first initiating event for the composite.

clene NANOMEDICINE

Plasma NfL Difference | CNM-Au8 vs. Placebo

All RGC Participants

HEALEY ALS Platform Trial



Plasma NfL
RGC Within Regimen Analyis | Quanterix 4NPA
All RCG (n=161); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.010 (0.048); p= 0.040
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+7.9%
-2.3%
Weeks (Post-Randomization)
Placebo
CNM-Au8 (All)

MMRM log NfL by group, contrast model; prespecified covariates included: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) covariate by visit interaction, (vi) treatment by visit interaction

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Long-Term Survival | Propensity Matched Placebo

PRO-ACT Placebo Matching vs. Regimen C CNM-Au8 30mg

Baseline Values Mean (SD) or Percent (%)	HEALEY Regimen C		Integrated Meta-Analysis	
	CNM-Au8 30mg (n=59)	PRO-ACT Placebo Matches (i) (n=322)	CNM-Au8 30mg (n=82)	PRO-ACT Placebo Matches (ii) (n=322)
Onset Age	55.4 (10.4)	55.5 (11.0)	55.4 (11.1)	55.0 (11.4)
Sex (Male, %)	56%	62%	56%	65%
BMI (kg/m²)	27.4 (5.3)	26.5 (4.9)	27.2 (5.2)	26.6 (5.0)
ALSFRS-R (Total Score)	34.5 (5.8)	37.7 (5.5)	35.7 (6.3)	37.9 (5.5)
Delta-FS (Pre-treatment slope)	0.77 (0.58)	0.75 (0.50)	0.76 (0.57)	0.74 (0.51)
Vital Capacity (% predicted)	74.4 (16.0)	89.2 (17.0)	77.3 (17.1)	89.3 (16.9)
Diagnostic Delay (months)	9.8 (5.2)	8.8 (5.2)	10.6 (6.1)	8.9 (5.4)
Site of Onset (Bulbar, %)	17%	20%	21%	20%
Riluzole Treatment (%)	76%	98%	82%	98%

Source(s): Data on File, Cene Nanomedicine, Inc. (Table 14.1.4.1.1 Pooled vs. PROACT; Table 14.1.4.1.2 Healey vs. PROACT)
Notes: Vital capacity reported as SVC or FVC based on individual study characteristics.

Long-Term Survival | Propensity Matched Placebo
PRO-ACT Placebo vs. CNM-Au8 30mg

CNM-Au8 30mg HEALEY

HEALEY-ALS Platform Long-Term Survival
CNM-Au8 30mg Observed Survival vs. PRO-ACT Matched Placebo Controls



HEALEY ALS Platform Trial
Probability of Survival
Events: Active 20/59 vs. Placebo: 67/322
Log-rank, p-value = 0.115
Covariate adj. HR = 0.510 (95% CI: 0.263 - 0.987)
Covariate adjusted, p-value = 0.046
CNM-Au8 30mg
PRO-ACT Matched Placebo
Weeks
(Post-Randomization)

At Risk (n)

	0	12	24	36	48	60	72	84
Active:	59	58	58	56	55	52	46	35
Placebo:	322	317	300	247	227	158	16	0

CNM-Au8 30mg Integrated Meta-Analysis

Integrated Meta-Analysis of CNM-Au8 30mg Long-Term Survival
RESCUE-ALS + HEALEY ALS Platform Trial
CNM-Au8 30mg Observed Survival vs. PRO-ACT Matched Placebo Controls



HEALEY ALS Platform Trial
RESCUEALS
Probability of Survival
Events: Active 27/82 vs. Placebo: 65/322
Log-rank, p-value = 0.044
Covariate adj. HR = 0.406 (95% CI: 0.220 - 0.749)
Covariate adjusted, p-value = 0.004
CNM-Au8 30mg
PRO-ACT Matched Placebo
Weeks
(Post-Randomization)

At Risk (n)

	0	12	24	36	48	60	72	84
Active:	82	82	81	78	74	69	62	49
Placebo:	322	317	301	322	251	163	17	0

Covariates: Onset Age, Sex, BMI, Pretreatment ALSFRS-R Slope, ALSFRS-R Total at Baseline, Vital Capacity % at Baseline, Diagnostic Delay

CNM-Au8 | ALS Clinical Worsening Summary

Evidence for Decreased Clinical Worsening Events Across Two Phase 2 Studies

Phase 2 RESCUE-ALS CNM-Au8 30mg
Decreased Time to Clinical Worsening



Time to ALS Clinical Worsening
First Occurence of Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
ITT Population (All Randomized), Kaplan-Meier Estimate
RESCUEALS
Percent Event Free
100
75
50
25
0
CNM-Au8 30mg
Placebo
Hazard Ratio = 0.290
95% Wald CI = 0.103 - 0.815
Log rank, p = 0.0125
0
12
24
36
Weeks
(Post-Randomization)
No. At Risk (n)
CNM-Au8: 23 23 23 18
Placebo: 22 19 16 12

Phase 2 HEALEY ALS Platform CNM-Au8 30mg
Decreased Time to Clinical Worsening



Time to Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=99)
HEALEY ALS Platform Trial
Probability Event Free
100
90
80
60
40
20
0
CNM-Au8 (30mg)
Placebo
Events: Active 8/58 vs. Plc. 7/41
Log-rank, p-value = 0.581
Unadjusted Cox HR = 0.725
Risk Adjusted Cox HR = 0.261
Covariate Adjusted p-value = 0.035
0
4
8
12
16
20
24
Weeks
(Post-Randomization)

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036. Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Has Demonstrated ALS Survival Benefit at 30mg Dose in Two Phase 2 Studies

RESCUEALS

Up to 75% decreased risk of death through 168 weeks

HEALEY ALS Platform Trial

>90% risk reduction of death at 30mg at 24 weeks

Unadjusted Survival



Overall Survival (All-Cause Mortality)
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.535
95% Wald CI = 0.254 to 1.12
Log-rank, p = 0.093
Probability of Survival
Double-Blind
Open Label Period
0 24 48 72 96 120 144 168
Weeks
(Post-Randomization)
Original Active
Original Placebo
No. at Risk
Original CNM-Au8: 23 23 21 21 16 14 13 8
Original Placebo: 22 21 20 16 13 8 7 7

Cross-Over Adjusted Survival



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSTFM, Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
Active
Placebo
Hazard ratio = 0.252
95% Wald CI = 0.106 to 0.597
Bootstrap Log-rank, p < 0.001
0 24 48 72 96 120 144 168
Weeks
(Post-Randomization)
No. at Risk
Original CNM-Au8: 23 23 21 21 16 14 13 8
Original Placebo: 22 21 19 8 1 0 0 0



CNM-Au8 30mg | Adjusted Cox Proportional Hazard Ratio
% Hazard Reduction at Week 24
(1 - Adjusted Hazard Ratio, 95% Confidence Interval)
Death or Death Equivalent (PAV)
Death Alone
98% Decrease
94% Decrease
p= 0.0415
95% Decrease
p = 0.063
94% Decrease
p = 0.075
-25 0 25 50 75 100
% Risk Reduction (1 - Hazard Ratio)
95% CI by Profile Likelihood
Within Regimen Only
All Shared Placebo

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Promising Evidence from Two Phase 2 Trials and Long-Term Data

CNM-Au8 Demonstrated Survival, Delayed Clinical Worsening, and Preserved Function

RESCUE ALS | HEALEY ALS Platform Trial | ALS Expanded Access Protocols (EAP)

	RESCUE-ALS	RESCUE-OLE	HEALEY ALS Platform	HEALEY OLE	EAP
ALS Patient Demographics	Early-to-Mid-Stage	Early-to-Mid-Stage	Mid-to-Late-Stage	Mid-to-Late-Stage	Real-World Experience
Duration	36-weeks	Up to 173 weeks	24-weeks	Through April '23	Up to 3.8 years
Survival	--	✓	✓	✓ PRO-ACT	✓
Delayed Time to Clinical Worsening	✓	✓	✓		
Preserved Function (ALSFRS-R)	--	✓	--	Pending data 2H 2023	Not routinely collected
Progression Biomarkers	p75 trend	UCHL1 ↓*	✓		

Consistent Evidence for CNM-Au8 30mg Dose Across Broad ALS Patient Population

Data on File, Clene Nanomedicine, Inc. *Small sample available for analyses in RESCUE OLE

HEALEY ALS Platform Safety Summary

- Occurrence of TEAEs were balanced between CNM-Au8 and placebo
- No SAEs were assessed as related to CNM-Au8

Treatment Emergent Adverse Events (TEAEs)	All Shared Placebo (%)	Regimen Placebo (%)	CNM-Au8 30 mg (%)	CNM-Au8 60 mg (%)
Participants with Any TEAE	90%	93%	92%	93%
Participants with Related TEAEs	39%	34%	29%	43%
Participants with SAE	9%	17%	10%	16%
Participants with Related SAEs	1%	2%	0%	0%
Participants Withdrawn due to TEAE	7%	7%	7%	7%

All Shared Placebo (n=164 placebo from Regimens A, B, C, D); Regimen placebo (n=41) includes only concurrent randomization within Regimen C (CNM-Au8)

Data on File, Clene Nanomedicine, Inc.

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
Day
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Modified ITT (mITT) Analysis Population; Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continues for up-to-96 weeks

1° Change in Low Contrast Letter Acuity (LCLA)



O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)



9HPT



1 2 3 4 5 6 7 8 9

SDMT



25 Feet

T25FWT



O Z D V K
S V H C Z
V H C N O

LCLA

https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

Significantly Improved Vision



Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
6
4
2
0
-2
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global Neurological Improvement



Change in modified MS Functional Composite (mMSFC)



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

VISIONARY-MS STUDY

CNM-Au8 Improved Information Signal in the Visual Pathway

Visual Evoked Potentials (VEP)



Increased Amplitude (Signal Strength)

From the Eye to the Brain's Visual Cortex

mf-VEP Mean Amplitude Percent (%) Change

ITT Population, LS Mean ± SEM, Segments Nested by Participant



VEP Affected Eye
Wk 48 LS-Mean Difference = 6.1
95% CI = -0.6 to 12.7
p = 0.0730
VEP Fellow Eye
Wk 48 LS-Mean Difference = 9.7
95% CI = 3.1 to 16.3
p = 0.0047
LS-Mean Change from Baseline (% Change)
15
10
5
0
-5
-10
0
12
24
36
48
CNM-Au8 Affected Eye
Placebo Affected Eye
CNM-Au8 Fellow Eye
Placebo Fellow Eye
CNM-Au8 Both Eyes
Placebo Both Eyes
Week 48 VEP Both Eyes
LS-Mean Difference = 7.9
95% CI = 1.4 to 14.4
p = 0.0184
Weeks (Post-Randomization)

VEP Affected Eye Defined as Longest Latency at Baseline

Increased VEP amplitude is associated with improved axonal integrity; provides evidence that previously impaired neurons can contribute to information signaling after treatment

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Preserved White Matter Integrity Throughout the Brain

VISIONARY-MS STUDY

Advanced MRI Techniques

Preserved Whole Brain White Matter Integrity



Diffuion Tensor Imaging | Fractional Anisotropy (FA) Change
Whole Brain (Cerebrum)
ITT Population, LS Mean ± SEM
Week 48 LS Mean Difference = 0.0029
95% CI = 0.0048 to 0.0054
p = 0.0199
Change from Baseline (Least Square Mean)
0.003
0.002
0.001
0.000
-0.001
-0.002
-0.003
-0.004
-0.005
0
12
24
36
48
Active
Placebo
Weeks (Post-Randomization)
Worsening





Consistent Effect Across All Brain Regions



Diffusion Tensor Imaging | Fractional Anisotropy (FA)
Week 48 Change from Baseline
ITT Population, LS Mean Difference ± SEM
Favors Placebo
Favors CNM-Au8
FA_Cerebrum
FA_Cerebral White Matter
FA_Cerebral NAWM
FA_Optic Radiation
FA_Optic Radiation NAWM
-0.001
0.000
0.001
0.002
0.003
0.004
0.005
Change from Baseline

Preservation of white matter integrity associated with decreased cognitive and functional decline in MS patients

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Over 500 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs transient and predominantly mild-to-moderate severity

Patient Exposure Across ALS, MS & PD

Over 500 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience up to 4 years

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

Clene | CNM-Au8 Path to Regulatory Approval

MID-2023 — **2024** — **MID-2024**

Mid-2023 to 2024

- HEALEY ALS Biomarkers
  - 6mos. & OLE (up to 30 mos.)
- HEALEY ALS OLE
  - Long-term survival (up-to-30 months)
- RESCUE-ALS OLE
  - Survival & clinical data up-to-3yrs
- Global ALS Phase 3 Trial Protocol Design
- HEALEY ALS OLE
  - Clinical Data up-to-30 months (ALSFRS, clinical worsening)
- Prepare for ALS FDA pre-NDA meeting
- ALS FDA pre-NDA meeting
- VISIONARY-MS OLE
  - Clinical data up-to-3-yrs

2024 to Mid-2024

- Global ALS Expert & Patient Collaboration
- Global ALS Phase 3 Trial Launch (FPFV)
- Potential FDA ALS accelerat NDA submission*
- REPAIR-MS Phase 2 Trial Readout
  - Non-active progressive MS
- MS FDA EOP2 meeting

After Mid-2024

- Potential ALS Accelerated FDA Approval (PDUFA)*
- Potential FDA ALS Advisory Committee*
- Global MS Phase 3 Trial Protocol Design

Legend

- Amyotrophic Lateral Sclerosis (ALS) Data Readouts / Phase 3 Planning
- Planned Regulatory
- Multiple Sclerosis (MS)

*subject to successful pre-NDA meeting outcomes

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®
a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUEALS
75% decreased risk of death in ALS through 168 weeks

HEALEY ALS Platform Trial
>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS
Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>475
patient years of CNM-Au8 clinical exposure

Strong IP:
150+
patents on nanotherapeutic platform





As of June 30, 2023, cash and equivalents on hand (unaudited):
$49.2M

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936 [2]https://clinicaltrials.gov/ct2/show/NCT04414345

Clene Inc.

HQ & Clinical Development

6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing

500 Principio Parkway, Suite 400
North East, MD 21901

Version: 25-September-2023